Exhibit 32.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Par Pacific Holdings, Inc. (the “Company”) on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2019 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, William Pate, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William Pate
William Pate
President and Chief Executive Officer

March 27, 2020